UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: July 31

Date of reporting period: October 31, 2008

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS CORE PLUS BOND FUND

FORM N-Q

OCTOBER 31, 2008

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
MORTGAGE-BACKED SECURITIES - 50.9%
FHLMC - 8.1%
	Federal Home Loan Mortgage Corp. (FHLMC):
$689,870	5.236% due 1/1/36 (a)(b)	$694,225
239,612	5.779% due 2/1/37 (a)(b)	243,361
565,987	6.468% due 2/1/37 (a)(b)	576,904
491,808	5.900% due 5/1/37 (a)(b)	498,598
644,214	5.935% due 5/1/37 (a)(b)	653,328
	Gold:
8,252,659	5.500% due 5/1/13-4/1/38 (b)	8,055,079
832,296	6.500% due 9/1/14-1/1/32 (b)	852,680
1,342,190	6.000% due 3/1/17 (b)	1,359,148

	Total FHLMC	12,933,323

FNMA - 37.3%
	Federal National Mortgage Association (FNMA):
9,183	6.500% due 2/1/14-6/1/15 (b)	9,410
8,500,000	5.500% due 11/18/23 (b)(c)	8,474,764
13,091,643	6.000% due 6/1/32-7/1/37 (b)	13,108,288
12,039,934	5.000% due 6/1/35-8/1/38 (b)	11,426,887
2,546,672	5.500% due 11/1/36-6/1/38 (b)	2,489,944
2,134,162	5.855% due 8/1/37 (a)(b)	2,215,208
20,400,000	5.000% due 11/13/38-12/11/38 (b)(c)	19,322,193
1,900,000	6.500% due 12/11/38 (b)(c)	1,922,266

	Total FNMA	58,968,960

GNMA - 5.5%
	Government National Mortgage Association (GNMA):
5,175	8.500% due 11/15/27	5,546
4,293,416	6.000% due 7/15/29-2/15/37	4,299,151
525,967	6.500% due 9/15/36-10/15/36	532,395
2,100,000	5.000% due 11/19/38 (c)	2,003,860
1,700,000	5.500% due 11/19/38 (c)	1,664,941
200,000	6.500% due 11/19/38 (c)	202,156

	Total GNMA	8,708,049

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $81,395,198)	80,610,332

ASSET-BACKED SECURITIES - 6.8%
FINANCIALS - 6.8%
Credit Card - 0.4%
780,000	Washington Mutual Master Note Trust, 4.590% due 9/15/13 (a)(d)	660,501

Home Equity - 6.3%
6,637	Ameriquest Mortgage Securities Inc., 3.629% due 9/25/34 (a)	6,539
1,182,021	CIT Group Home Equity Loan Trust, 3.930% due 3/20/32	1,041,490
906,657	Countrywide Asset-Backed Certificates, 3.709% due 3/25/47 (a)(d)	633,934
551,787	EMC Mortgage Loan Trust, 3.709% due 1/25/41 (a)(d)	529,723
	GMAC Mortgage Corp. Loan Trust:
1,197,898	3.467% due 2/25/36 (a)	344,583
309,223	3.469% due 11/25/36 (a)	124,094
284,350	GSRPM Mortgage Loan Trust, 3.659% due 10/25/46 (a)(d)(e)	204,732
1,265,262	Lehman XS Trust, 3.389% due 6/25/37 (a)	1,044,107
89,208	Long Beach Mortgage Loan Trust, 3.399% due 11/25/35 (a)	88,490
96,234	Option One Mortgage Loan Trust, 4.099% due 2/25/33 (a)	75,620
	RAAC Series:
145,223	3.549% due 1/25/46 (a)(d)	101,620
363,263	3.587% due 10/25/46 (a)(d)	254,867

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Home Equity - 6.3% (continued)
	Renaissance Home Equity Loan Trust:
$35,332	3.689% due 6/25/33 (a)	$26,301
379,067	3.759% due 12/25/33 (a)	302,735
	SACO I Trust:
35,087	3.459% due 4/25/35 (a)(d)	21,871
1,307,493	3.429% due 9/25/35 (a)	554,072
4,614,427	Structured Asset Securities Corp., 5.270% due 4/25/35	4,558,821

	Total Home Equity	9,913,599

Student Loan - 0.1%
300,000	Nelnet Student Loan Trust, 4.099% due 4/25/24 (a)	250,938

	TOTAL ASSET-BACKED SECURITIES (Cost - $13,524,114)	10,825,038

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.6%
172,206	American Home Mortgage Assets, 3.449% due 9/25/46 (a)	92,155
292,263	Banc of America Funding Corp., 6.767% due 12/20/34 (a)	211,451
480,851	Banc of America Mortgage Securities Inc., 5.169% due 12/25/34 (a)	404,702
2,164,620	Bayview Commercial Asset Trust, 3.529% due 4/25/36 (a)(d)	1,791,223
2,100,729	Bear Stearns Structured Products Inc., 3.859% due 9/25/37 (a)(d)(e)	2,091,381
	Countrywide Alternative Loan Trust:
159,577	5.500% due 10/25/33	135,462
2,884,045	5.500% due 8/25/34	2,741,278
392,597	3.509% due 6/25/37 (a)	220,403
110,903	4.488% due 3/20/46 (a)	59,272
882,433	4.473% due 12/20/46 (a)	442,935
435,627	Deutsche Mortgage Securities Inc., 3.709% due 6/25/34 (a)	399,963
368,872	First Horizon Alternative Mortgage Securities, 3.577% due 2/25/37 (a)	209,553
	Greenpoint Mortgage Funding Trust:
1,044,224	3.359% due 9/25/46 (a)	826,517
1,318,406	3.339% due 2/25/47 (a)	781,077
987,201	3.389% due 4/25/47 (a)	648,744
	Harborview Mortgage Loan Trust:
1,211,291	4.478% due 9/19/46 (a)	645,038
1,412,236	4.478% due 5/19/47 (a)	841,045
996,173	4.498% due 7/19/47 (a)	496,104
66,168	IMPAC Secured Assets Corp., 3.529% due 7/25/35 (a)	36,241
988,552	Indymac Index Mortgage Loan Trust, 5.980% due 8/25/37 (a)	643,278
953,994	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420% due 1/15/49	705,586
	LB-UBS Commercial Mortgage Trust:
1,500,000	4.739% due 7/15/30	1,193,413
600,000	4.954% due 9/15/30	482,140
	MASTR Adjustable Rate Mortgage Trust:
1,206,626	4.697% due 7/25/34 (a)	1,141,106
444,344	4.809% due 2/25/35 (a)	341,750
225,790	MASTR Alternative Loans Trust, PAC, 3.659% due 11/25/33 (a)	208,261
1,291,958	Merrill Lynch Mortgage Investors Inc., 4.487% due 2/25/35 (a)	1,128,219
	Merrill Lynch Mortgage Trust:
414,780	5.243% due 11/12/37 (a)	336,678
1,043,863	5.658% due 5/12/39 (a)	830,123
304,780	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485% due 3/12/51 (a)	225,991
669,121	Nomura Asset Acceptance Corp., 4.976% due 5/25/35	405,966
562,466	RBSGC Mortgage Pass-Through Certificates, 3.709% due 1/25/37 (a)	427,366
500,000	Residential Accredit Loans Inc., 3.464% due 9/25/46 (a)	254,736
	Residential Asset Securitization Trust, PAC:
177,310	3.659% due 5/25/34 (a)	150,101

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 15.6% (continued)
$55,794	3.609% due 8/25/34 (a)	$55,279
7,129	Structured Adjustable Rate Mortgage Loan Trust, 5.133% due 7/25/34 (a)	6,043
	Thornburg Mortgage Securities Trust:
227,827	3.459% due 12/25/45 (a)	227,261
401,262	3.429% due 1/25/46 (a)	399,131
62,972	WaMu Mortgage Pass-Through Certificates, 3.605% due 6/25/47 (a)	36,150
244,580	Washington Mutual Inc., 3.579% due 8/25/45 (a)	143,372
	Washington Mutual Mortgage Pass-Through Certificates:
600,517	5.504% due 9/25/36 (a)	469,695
1,259,240	3.775% due 9/25/46 (a)	690,811
1,304,242	Wells Fargo Mortgage Backed Securities Trust, 4.537% due 4/25/35 (a)	1,043,927

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $31,487,316)	24,620,927

CORPORATE BONDS & NOTES - 24.3%
CONSUMER DISCRETIONARY - 1.8%
Auto Components - 0.0%
35,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	15,925
	Visteon Corp., Senior Notes:
10,000	8.250% due 8/1/10	5,850
26,000	12.250% due 12/31/16 (d)	8,970

	Total Auto Components	30,745

Automobiles - 0.2%
	Ford Motor Co.:
	Debentures:
17,000	6.625% due 10/1/28	4,250
21,000	8.900% due 1/15/32	7,035
512,000	Notes, 7.450% due 7/16/31	163,840
	General Motors Corp., Senior Debentures:
563,000	8.250% due 7/15/23	182,975
31,000	8.375% due 7/15/33	10,230

	Total Automobiles	368,330

Diversified Consumer Services - 0.1%
	Service Corp. International, Senior Notes:
24,000	7.625% due 10/1/18	18,960
73,000	7.500% due 4/1/27	50,918

	Total Diversified Consumer Services	69,878

Hotels, Restaurants & Leisure - 0.2%
277,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	99,720
	MGM MIRAGE Inc.:
173,000	Notes, 6.750% due 9/1/12	111,585
38,000	Senior Notes, 7.625% due 1/15/17	22,800
	Station Casinos Inc.:
79,000	Senior Notes, 7.750% due 8/15/16	26,860
35,000	Senior Subordinated Notes, 6.875% due 3/1/16	3,325

	Total Hotels, Restaurants & Leisure	264,290

Household Durables - 0.0%
69,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	60,375

Media - 1.3%
30,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	13,650
28,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	17,640

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Media - 1.3% (continued)
$318,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	$144,690
69,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	67,468
	Comcast Corp.:
	Notes:
539,000	6.500% due 1/15/15	486,425
55,000	5.875% due 2/15/18	46,139
20,000	Senior Notes, 6.500% due 1/15/17	17,608
	CSC Holdings Inc., Senior Notes:
17,000	8.125% due 7/15/09	16,320
14,000	6.750% due 4/15/12	12,180
	EchoStar DBS Corp., Senior Notes:
35,000	7.000% due 10/1/13	29,225
66,000	6.625% due 10/1/14	53,130
35,000	7.750% due 5/31/15	28,612
121,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	17,394
86,000	LIN Television Corp., Senior Subordinated Notes, 6.500% due 5/15/13	48,590
	News America Inc.:
864,000	Notes, 5.300% due 12/15/14	755,010
20,000	Senior Notes, 6.650% due 11/15/37	15,885
	R.H. Donnelley Corp.:
45,000	Senior Discount Notes, 6.875% due 1/15/13	10,575
41,000	Senior Notes, 8.875% due 1/15/16	8,815
35,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13	32,164
325,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	260,480
48,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (d)	28,800

	Total Media	2,110,800

	TOTAL CONSUMER DISCRETIONARY	2,904,418

CONSUMER STAPLES - 0.9%
Beverages - 0.6%
620,000	Diageo Capital PLC, Senior Notes, 7.375% due 1/15/14	630,942
300,000	PepsiCo Inc., 7.900% due 11/1/18	317,053

	Total Beverages	947,995

Food & Staples Retailing - 0.2%
354,788	CVS Caremark Corp., Pass-Through Certificates, 6.943% due 1/10/30 (d)	301,035

Tobacco - 0.1%
150,000	Reynolds American Inc., 7.625% due 6/1/16	123,222

	TOTAL CONSUMER STAPLES	1,372,252

ENERGY - 4.1%
Energy Equipment & Services - 0.3%
400,000	Baker Hughes Inc., Senior Notes, 7.500% due 11/15/18	394,305
135,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	92,475
3,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	2,333

	Total Energy Equipment & Services	489,113

Oil, Gas & Consumable Fuels - 3.8%
339,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	263,072
94,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	67,222
290,000	Apache Corp., 6.000% due 9/15/13	282,327
	Chesapeake Energy Corp., Senior Notes:
17,000	6.375% due 6/15/15	13,132
31,000	6.625% due 1/15/16	24,374
14,000	6.250% due 1/15/18	10,010
70,000	7.250% due 12/15/18	53,200
	Compagnie Generale de Geophysique SA, Senior Notes:
24,000	7.500% due 5/15/15	16,200
100,000	7.750% due 5/15/17	67,500

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 3.8% (continued)
$175,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	$152,926
	El Paso Corp.:
	Medium-Term Notes:
9,000	7.800% due 8/1/31	6,291
258,000	7.750% due 1/15/32	179,750
484,000	Senior Subordinated Notes, 7.000% due 6/15/17	371,811
28,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	22,820
	Gazprom, Loan Participation Notes:
366,000	6.212% due 11/22/16 (d)	228,750
310,000	Senior Notes, 6.510% due 3/7/22 (d)	181,350
	Hess Corp., Notes:
20,000	7.875% due 10/1/29	17,092
229,000	7.300% due 8/15/31	183,479
424,000	Intergas Finance BV, Bonds, 6.375% due 5/14/17 (d)	201,400
440,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (d)	297,000
	Kerr-McGee Corp., Notes:
221,000	6.950% due 7/1/24	175,643
297,000	7.875% due 9/15/31	248,062
	Kinder Morgan Energy Partners LP:
450,000	Medium-Term Notes, 6.950% due 1/15/38	330,868
164,000	Notes, 6.750% due 3/15/11	158,210
	Senior Notes:
55,000	6.300% due 2/1/09	54,802
50,000	5.850% due 9/15/12	45,364
21,000	6.000% due 2/1/17	16,804
510,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	525,369
	OPTI Canada Inc., Senior Secured Notes:
94,000	7.875% due 12/15/14	56,870
58,000	8.250% due 12/15/14	34,800
21,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	18,532
359,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	269,247
277,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	233,450
54,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (d)(f)(g)	3,510
48,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	35,455
14,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	10,010
	Williams Cos. Inc.:
100,000	Debentures, 7.500% due 1/15/31	73,665
	Notes:
180,000	7.875% due 9/1/21	148,776
315,000	8.750% due 3/15/32	257,282
180,000	Senior Notes, 7.750% due 6/15/31	136,205
	XTO Energy Inc., Senior Notes:
48,000	7.500% due 4/15/12	46,272
460,000	6.500% due 12/15/18	385,883
30,000	6.750% due 8/1/37	22,290

	Total Oil, Gas & Consumable Fuels	5,927,075

	TOTAL ENERGY	6,416,188

FINANCIALS - 9.7%
Capital Markets - 1.3%
270,000	Bear Stearns Co. Inc., Senior Notes, 7.250% due 2/1/18	254,596
158,000	Credit Suisse Guernsey Ltd., 5.860% due 5/15/17 (a)(h)	90,372
20,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (a)(h)	9,191
366,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	345,447
	Kaupthing Bank HF, Senior Notes:
120,000	5.750% due 10/4/11 (d)(f)	5,400

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Capital Markets - 1.3% (continued)
$1,020,000	7.625% due 2/28/15 (d)(e)(f)(g)	$40,800
20,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (a)(f)(h)	10
190,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65 (a)(f)	95
1,070,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 6.750% due 12/28/17 (f)	4,013
	Morgan Stanley:
422,000	Medium-Term Notes, 4.953% due 10/18/16 (a)	209,475
1,410,000	Subordinated Notes, 4.750% due 4/1/14	1,003,954

	Total Capital Markets	1,963,353

Commercial Banks - 1.8%
10,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (a)(h)	4,705
	Glitnir Banki HF:
250,000	Notes, 6.330% due 7/28/11 (d)(f)	8,750
373,000	Subordinated Notes, 6.693% due 6/15/16 (a)(d)(f)	5,595
1,200,000	HSBC Finance Capital Trust IX, 5.911% due 11/30/35 (a)	656,296
484,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(d)	221,207
546,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (d)(f)	19,110
214,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(d)(h)	102,824
	Royal Bank of Scotland Group PLC:
120,000	Bonds, 6.990% due 10/5/17 (a)(d)(h)	64,405
100,000	Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17 (a)(h)	47,906
422,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (d)	251,090
301,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(d)(h)	67,780
138,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (a)	71,031
892,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	744,372
387,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	253,740
380,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13 (a)(h)	368,950

	Total Commercial Banks	2,887,761

Consumer Finance - 2.8%
231,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (a)	128,764
60,000	American Express Credit Corp., Medium-Term Notes, 5.875% due 5/2/13	50,203
100,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	36,232
410,000	Caterpillar Financial Services Corp., Senior Notes, 6.200% due 9/30/13	395,817
	Ford Motor Credit Co.:
	Notes:
1,507,000	7.375% due 10/28/09	1,251,230
100,000	5.700% due 1/15/10	74,248
	Senior Notes:
608,000	5.800% due 1/12/09	563,749
520,000	12.000% due 5/15/15	330,562
	General Motors Acceptance Corp.:
76,000	Bonds, 8.000% due 11/1/31	34,508
	Notes:
17,000	5.625% due 5/15/09	14,418
31,000	7.250% due 3/2/11	19,086
1,597,000	6.625% due 5/15/12	885,693
86,000	Senior Notes, 5.850% due 1/14/09	79,917
	SLM Corp., Medium-Term Notes:
307,000	5.000% due 10/1/13	186,682
577,000	5.375% due 5/15/14	354,267

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Consumer Finance - 2.8% (continued)
$69,000	5.050% due 11/14/14	$38,911
66,000	5.625% due 8/1/33	32,909

	Total Consumer Finance	4,477,196

Diversified Financial Services - 3.3%
280,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(d)	30,794
283,000	Aiful Corp., Notes, 5.000% due 8/10/10 (d)	171,795
970,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	738,416
14,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (d)	8,330
	Citigroup Inc.:
480,000	Notes, 6.875% due 3/5/38	399,018
530,000	Senior Notes, 6.500% due 8/19/13	502,923
590,000	Subordinated Notes, 5.000% due 9/15/14	466,935
384,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (d)	321,813
580,000	General Electric Capital Corp., Subordinated Debentures, 6.375% due 11/15/67 (a)	375,607
110,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65 (a)(d)	35,645
	JPMorgan Chase & Co., Subordinated Notes:
947,000	6.625% due 3/15/12	928,671
249,000	6.125% due 6/27/17	215,263
500,000	Merna Reinsurance Ltd., Subordinated Notes, 5.512% due 7/7/10 (a)(d)	473,000
	Residential Capital LLC:
618,000	Junior Secured Notes, 9.625% due 5/15/15 (d)	157,590
108,000	Senior Secured Notes, 8.500% due 5/15/10 (d)	52,920
	TNK-BP Finance SA:
304,000	Bonds, 7.500% due 7/18/16 (d)	135,280
	Senior Notes:
100,000	6.625% due 3/20/17 (d)	42,500
120,000	7.875% due 3/13/18 (d)	53,400
21,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.793% due 10/1/15	16,590

	Total Diversified Financial Services	5,126,490

Insurance - 0.4%
	American International Group Inc.:
250,000	Junior Subordinated Debentures, 6.250% due 3/15/37	33,727
60,000	Medium-Term Notes, 5.850% due 1/16/18	21,800
160,000	Senior Notes, 8.250% due 8/15/18 (d)	65,978
608,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	303,246
411,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (a)	245,322

	Total Insurance	670,073

Real Estate Investment Trusts (REITs) - 0.0%
45,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	35,550

Real Estate Management & Development - 0.0%
273,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	55,282

Thrifts & Mortgage Finance - 0.1%
111,000	Countrywide Financial Corp., Medium-Term Notes, 4.348% due 1/5/09 (a)	107,655

	TOTAL FINANCIALS	15,323,360

HEALTH CARE - 0.5%
Health Care Providers & Services - 0.4%
104,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	87,620
150,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13	132,375
	HCA Inc.:
	Senior Notes:
97,000	6.250% due 2/15/13	63,050

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Health Care Providers & Services - 0.4% (continued)
$174,000	5.750% due 3/15/14	$103,530
17,000	6.500% due 2/15/16	10,073
36,000	Senior Secured Notes, 9.625% due 11/15/16 (i)	29,070
100,000	Humana Inc., Senior Notes, 7.200% due 6/15/18	80,023
42,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	34,545
20,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	16,375

	Total Health Care Providers & Services	556,661

Pharmaceuticals - 0.1%
263,000	Wyeth, Notes, 5.950% due 4/1/37	214,163

	TOTAL HEALTH CARE	770,824

INDUSTRIALS - 0.9%
Aerospace & Defense - 0.0%
14,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	13,020

Airlines - 0.1%
186,987	Delta Air Lines Inc., Pass-Through Certificates, 6.821% due 8/10/22 (e)	118,737

Building Products - 0.0%
17,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	15,215

Commercial Services & Supplies - 0.2%
21,000	Allied Waste North America Inc., Senior Notes, 7.875% due 4/15/13	19,635
353,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	321,753

	Total Commercial Services & Supplies	341,388

Industrial Conglomerates - 0.6%
1,090,000	Tyco International Group SA, Notes, 6.000% due 11/15/13	946,378

Machinery - 0.0%
30,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	23,400

Road & Rail - 0.0%
41,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14	30,135

	TOTAL INDUSTRIALS	1,488,273

INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment, Instruments & Components - 0.0%
45,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15	15,300

IT Services - 0.3%
359,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	362,162
28,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13	23,380

	Total IT Services	385,542

	TOTAL INFORMATION TECHNOLOGY	400,842

MATERIALS - 1.2%
Chemicals - 0.1%
14,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20	6,650
220,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	176,000
21,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	8,925

	Total Chemicals	191,575

Containers & Packaging - 0.0%
	Graham Packaging Co. Inc.:
55,000	Senior Notes, 8.500% due 10/15/12	40,425
21,000	Senior Subordinated Notes, 9.875% due 10/15/14	13,335
24,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	16,560

	Total Containers & Packaging	70,320

Metals & Mining - 0.9%
330,000	Alcoa Inc., Notes, 6.000% due 7/15/13	284,258
440,000	Evraz Group SA, Notes, 8.875% due 4/24/13 (d)	191,400

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Metals & Mining - 0.9% (continued)
$138,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	$108,480
380,000	Rio Tinto Finance Ltd., Notes, 6.500% due 7/15/18	295,255
	Steel Dynamics Inc., Senior Notes:
25,000	7.375% due 11/1/12	18,719
76,000	6.750% due 4/1/15	50,160
478,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	345,826
230,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (d)	113,850

	Total Metals & Mining	1,407,948

Paper & Forest Products - 0.2%
297,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	255,797

	TOTAL MATERIALS	1,925,640

TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.2%
460,000	AT&T Inc., Global Notes, 5.500% due 2/1/18	391,515
	Citizens Communications Co.:
25,000	Senior Bonds, 7.125% due 3/15/19	15,500
52,000	Senior Notes, 7.875% due 1/15/27	26,260
391,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	320,569
249,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	238,547
100,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	83,500
66,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	37,950
190,000	Qwest Corp., Senior Notes, 7.500% due 10/1/14	147,250
989,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	679,260
1,179,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,051,465
104,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	98,371
330,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13 (d)	198,160
300,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	199,500
90,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	68,400

	Total Diversified Telecommunication Services	3,556,247

Wireless Telecommunication Services - 0.6%
160,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	121,819
	Nextel Communications Inc., Senior Notes:
242,000	6.875% due 10/31/13	138,020
467,000	7.375% due 8/1/15	256,984
	Sprint Capital Corp.:
30,000	Global Notes, 6.900% due 5/1/19	21,185
	Senior Notes:
498,000	8.375% due 3/15/12	401,164
1,000	8.750% due 3/15/32	656

	Total Wireless Telecommunication Services	939,828

	TOTAL TELECOMMUNICATION SERVICES	4,496,075

UTILITIES - 2.1%
Electric Utilities - 0.8%
181,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	175,763
436,000	Exelon Corp., Bonds, 5.625% due 6/15/35	255,979
	FirstEnergy Corp., Notes:
214,000	6.450% due 11/15/11	201,720
282,000	7.375% due 11/15/31	219,244
	Pacific Gas & Electric Co.:
200,000	First Mortgage Bonds, 6.050% due 3/1/34	152,977
180,000	Senior Notes, 8.250% due 10/15/18	183,551

	Total Electric Utilities	1,189,234

Independent Power Producers & Energy Traders - 1.1%
	AES Corp., Senior Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
Independent Power Producers & Energy Traders - 1.1% (continued)
$38,000	8.875% due 2/15/11	$34,960
12,000	7.750% due 3/1/14	9,780
100,000	7.750% due 10/15/15	78,875
530,000	8.000% due 10/15/17	410,750
670,000	8.000% due 6/1/20 (d)	495,800
142,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	95,850
	Edison Mission Energy, Senior Notes:
187,000	7.200% due 5/15/19	141,185
41,000	7.625% due 5/15/27	26,855
50,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17 (d)(i)	31,500
	NRG Energy Inc., Senior Notes:
20,000	7.250% due 2/1/14	17,550
75,000	7.375% due 2/1/16	64,875
45,000	7.375% due 1/15/17	39,038
28,000	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	24,918
	TXU Corp., Senior Notes:
159,000	5.550% due 11/15/14	86,859
35,000	6.500% due 11/15/24	16,871
327,000	6.550% due 11/15/34	155,616

	Total Independent Power Producers & Energy Traders	1,731,282

Multi-Utilities - 0.2%
415,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	383,183

	TOTAL UTILITIES	3,303,699

	TOTAL CORPORATE BONDS & NOTES (Cost - $56,851,027)	38,401,571

CONVERTIBLE BOND & NOTE - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
66,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost - $66,000)	18,645

COLLATERALIZED SENIOR LOAN - 0.2%
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
446,625	First Data Corp., Term Loan, 5.823% due 10/15/14 (a) (Cost - $430,806)	330,662

SOVEREIGN BONDS - 0.2%
Mexico - 0.2%
396,000	United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	330,660

Uruguay - 0.0%
1	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (i)	1

	TOTAL SOVEREIGN BONDS (Cost - $424,385)	330,661

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.7%
U.S. Government Agencies - 8.0%
691,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (d)	674,782
345,000	Federal Home Loan Bank (FHLB), Global Bonds, 5.500% due 7/15/36	334,714
	Federal Home Loan Mortgage Corp. (FHLMC):
60,000	5.450% due 7/9/10 (b)	60,336
	Notes:
10,500,000	4.210% due 10/19/09 (a)(b)	10,487,232
230,000	5.125% due 4/18/11 (b)	239,191
	Federal National Mortgage Association (FNMA):
100,000	6.250% due 2/1/11 (b)	103,757

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

FACE AMOUNT	SECURITY	VALUE
U.S. Government Agencies - 8.0% (continued)
$80,000	Subordinated Notes, 5.250% due 8/1/12 (b)	$80,030
733,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	752,791

	Total U.S. Government Agencies	12,732,833

U.S. Government Obligations - 2.7%
	U.S. Treasury Bonds:
429,000	8.875% due 8/15/17	568,492
470,000	5.375% due 2/15/31	514,393
	U.S. Treasury Notes:
280,000	4.625% due 10/31/11	303,013
250,000	2.750% due 10/31/13	249,239
5,570,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.229% due 11/15/24	2,571,173

	Total U.S. Government Obligations	4,206,310

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $16,900,882)	16,939,143

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.4%
	U.S. Treasury Bonds, Inflation Indexed:
259,388	2.000% due 1/15/26 (j)	213,002
542,084	2.375% due 1/15/27 (j)	469,242
1,286,248	1.750% due 1/15/28 (j)	1,005,887
	U.S. Treasury Notes, Inflation Indexed:
952,562	2.000% due 1/15/16	840,860
176,821	2.500% due 7/15/16	162,855
1,120,452	2.625% due 7/15/17 (j)	1,050,336

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $4,288,964)	3,742,182

NOTIONAL PAR
PURCHASED OPTION - 0.1%
4,200,000	Credit default swaption with Barclays Capital Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put @ 1.55%, expires 12/22/08 (e) (Cost - $58,720)	124,277

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $205,427,412)	175,943,438

FACE AMOUNT
SHORT-TERM INVESTMENTS - 10.0%
U.S. Government Agencies - 1.1%
40,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 2.553% due 12/15/08 (b)(k)	39,882
	Federal National Mortgage Association (FNMA), Discount Notes:
1,639,000	1.384% - 2.666% due 12/15/08 (b)(k)	1,634,798
60,000	2.554% due 12/26/08 (b)(j)(k)	59,778

	Total U.S. Government Agencies (Cost - $1,734,458)	1,734,458

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Schedule of Investments (unaudited) (continued)	October 31, 2008

Repurchase Agreement - 8.9%
$14,076,000	Morgan Stanley tri-party repurchase agreement dated 10/31/08, 0.150% due 11/3/08; Proceeds at maturity - $14,076,176; (Fully collateralized by U.S. government agency obligation, 3.375% due 6/24/11; Market value - $14,359,705) (Cost - $14,076,000)	$14,076,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $15,810,458)	15,810,458

	TOTAL INVESTMENTS - 121.2% (Cost - $221,237,870#)	191,753,896
	Liabilities in Excess of Other Assets - (21.2)%	(33,570,464)

	TOTAL NET ASSETS - 100.0%	$158,183,432

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.

(b)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

(f)	Security is currently in default.

(g)	Illiquid security.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Schedule of Written Options

CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
14	Eurodollar Futures, Call	3/16/09	$98.00	$8,225
13	Eurodollar Futures, Call	3/16/09	97.75	11,781
18	Eurodollar Futures, Call	3/16/09	97.50	26,100
24	Eurodollar Futures, Put	6/15/09	96.75	11,550
7	Eurodollar 1-Year Midcurve Futures, Call	12/12/08	96.50	13,169
13	U.S. Treasury 5-Year Notes Futures, Put	11/21/08	111.50	2,844
11	U.S. Treasury 5-Year Notes Futures, Put	11/21/08	112.00	3,438
10	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	120.00	469
10	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	117.00	3,281
10	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	118.00	1,563
20	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	119.00	3,438
24	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	117.50	4,500
13	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	114.50	8,531
20	U.S. Treasury 10-Year Notes Futures, Call	11/21/08	114.00	25,937
10	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	111.00	2,031
20	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	112.00	9,687
10	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	113.00	10,156
12	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	112.50	11,437
11	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	116.50	40,391
26	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	114.00	45,500
45	U.S. Treasury 10-Year Notes Futures, Put	11/21/08	115.00	77,344
13	U.S. Treasury 30-Year Bonds Futures, Call	11/21/08	123.00	1,422
13	U.S. Treasury Bonds Futures, Call	11/21/08	122.00	2,234
14	U.S. Treasury Bonds Futures, Put	11/21/08	115.00	37,844

NOTIONAL PAR			STRIKE RATE
$2,600,000	Credit default swaption with Barclays Capital Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put (e)	12/22/08	2.05%	44,764
5,800,000	Credit default swaption with Barclays Capital Inc. to sell protection on Dow Jones CDX.NA.IG.10 Index, Put (e)	12/22/08	2.05	99,858

	Total Written Options (Premiums Received - $366,534)			$507,494

Abbreviations used in this schedule:

GMAC	— General Motors Acceptance Corp.
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates, as a substitute for buying or selling securities, as a cash flow management technique, or to enhance returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund

Notes to Schedule of Investments (unaudited) (continued)

as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(f) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(h) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying

Notes to Schedule of Investments (unaudited) (continued)

pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the

Notes to Schedule of Investments (unaudited) (continued)

participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(m) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investment Valuation

Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	October 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$191,753,896	—	$191,389,627	$364,269
Other Financial Instruments*	816,552	$1,061,274	(244,722)	—

Total	$192,570,448	$1,061,274	$191,144,905	$364,269

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of July 31, 2008	$672,990
Accrued Premiums/Discounts	164
Realized Gain (Loss)	1,016
Change in unrealized appreciation (depreciation)	32,124
Net purchases (sales)	132,372
Transfers in and/or out of Level 3	(474,397)

Balance as of October 31, 2008	$364,269

3. Investments

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$712,905
Gross unrealized depreciation	(30,196,879)

Net unrealized depreciation	$(29,483,974)

At October 31, 2008, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day British Pound	22	12/08	$4,234,726	$4,254,365	$19,639
90-Day British Pound	45	3/09	8,516,948	8,785,684	268,736
90-Day Eurodollar	121	3/09	29,251,193	29,578,450	327,257
90-Day Eurodollar	13	6/09	3,176,584	3,171,350	(5,234)
90-Day Eurodollar	41	9/09	9,965,672	9,981,963	16,291
Euribor	60	12/08	18,261,416	18,387,934	126,518
U.S. Treasury 2-Year Notes	33	12/08	6,998,665	7,089,328	90,663
U.S. Treasury 5-Year Notes	248	12/08	27,749,002	28,087,938	338,936
U.S. Treasury 10-Year Notes	6	12/08	696,027	678,469	(17,558)
U.S. Treasury 30-Year Bonds	12	12/08	1,406,271	1,357,500	(48,771)

Net Unrealized Gain on Open Futures Contracts					$1,116,477

At October 31, 2008, the Fund had the following open forward currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
Euro	175,000	$222,678	11/5/08	$(16,223)
Euro	125,000	159,056	11/5/08	(7,194)

				(23,417)

Contracts to Sell:
Euro	300,000	381,734	11/5/08	$89,227
Euro	125,000	158,707	2/3/09	7,202

				96,429

Net Unrealized Gain on Open Forward Foreign Currency Contracts	$73,012

Notes to Schedule of Investments (unaudited) (continued)

During the period ended October 31, 2008, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding July 31, 2008	—	—
Options written	8,400,429	$394,927
Options closed	—	—
Options expired	(48)	(28,393)

Written options, outstanding October 31, 2008	8,400,381	$366,534

At October 31, 2008, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT †		TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:
Barclay’s Capital Inc.	600,000	EUR	5/12/10	6-Month Euribor	4.441%	$10,375
Barclay’s Capital Inc.	5,800,000		9/27/12	3-Month LIBOR	4.520%	16,381
Barclay’s Capital Inc.	1,380,000		9/27/20	4.910%	3-Month LIBOR	3,487
Barclay’s Capital Inc.	2,000,000		3/18/16	4.400%	3-Month LIBOR	(5,669)
Barclay’s Capital Inc.	3,100,000		3/18/16	4.400%	3-Month LIBOR	(5,701)
Citigroup Global Markets	1,600,000		3/18/16	4.400%	3-Month LIBOR	(3,978)
Citigroup Global Markets	1,600,000		3/18/16	4.400%	3-Month LIBOR	(5,490)

						9,405

Credit Default Swaps:
Barclay’s Capital Inc.(CDX North America Crossover Index)	5,606,686		6/20/13	(a)	3.500% quarterly	(140,267)
Barclay’s Capital Inc.(CDX North America Crossover Index)	2,537,600		12/20/12	(a)	0.600% quarterly	(20,998)
Credit Suisse First Boston Inc.(ABX.HE.AAA.06-1 Index) *	1,644,373		7/25/45	(a)	0.180% monthly	(80,117)

						(241,382)

Net Unrealized Depreciation on Open Swap Contracts						$(231,977)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

Notes to Schedule of Investments (unaudited) (continued)

(a)	As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.

At October 31, 2008, the Fund held TBA securities with a total cost of $34,427,348.

4. Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

***

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Fund’s financial statement disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 29, 2008

By:	/s/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date:	December 29, 2008